UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 9, 2020

SENSEONICS HOLDINGS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-37717	47-1210911
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20451 Seneca Meadows Parkway Germantown, MD 20876-7005
(Address of Principal Executive Office) (Zip Code)

Registrant's telephone number, including area code: (301) 515-7260

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	SENS	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note.

Senseonics Holdings, Inc. (the "Registrant") is filing this Form 8-K/A (the "Amendment") to amend its Current Report on Form 8-K (File Number 001-37717) (the "Form 8-K"), as filed with the Securities and Exchange Commission (the "SEC") on August 10, 2020, solely to file copies of the PHC RRA, the Masters RRA, the PHC IRA, the Masters IRA, the Note Purchase Agreement, and the Stock Purchase Agreement (each as defined in the Form 8-K) as Exhibit 4.1, Exhibit 4.2, Exhibit 4.3, Exhibit 4.4, Exhibit 10.1 and Exhibit 10.2, respectively.

No attempt has been made in this Amendment to modify or update the other disclosures presented in the Form 8-K. This Amendment does not reflect events occurring after the filing of the Form 8-K or modify or update those disclosures that may be affected by subsequent events. Accordingly, this Amendment should be read in conjunction with the Form 8-K and the Registrant's other filings with the SEC.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

4.1	Registration Rights Agreement, dated as of August 9, 2020, by and between the Registrant and PHC Holding Corporation.
4.2	Registration Rights Agreement, dated as of August 9, 2020, by and between the Registrant and certain purchasers named therein
4.3	Investor Rights Agreement, dated as of August 9, by and between the Registrant and PHC Holding Corporation.
4.4	Investor Rights Agreement, dated as of August 9, 2020, by and between the Registrant and certain purchasers named therein.
10.1	Note Purchase Agreement, dated as of August 9, 2020, by and between the Registrant and PHC Holding Corporation.
10.2	Stock Purchase Agreement, dated as of August 9, 2020, by and between the Registrant and certain purchasers named therein.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 31, 2020	SENSEONICS HOLDINGS, INC.

	By:	/s/ Nick B. Tressler
	Name:	Nick B. Tressler
	Title:	Chief Financial Officer